SB Financial Group, Inc.

Vision: Become a top quartile independent financial services company serving northwestern Ohio and linked markets

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SMID-West Conference, Chicago, December 2013

Safe Harbor Statement

Certain statements within this document, which are not statements of historical fact, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties and actual results may differ materially from those predicted by the forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties inherent in the national and regional banking, insurance and mortgage industries, competitive factors specific to markets in which SB Financial Group and its subsidiaries operate, future interest rate levels, legislative and regulatory actions, capital market conditions, general economic conditions, geopolitical events, the loss of key personnel and other factors. Additional factors that could cause results to differ from those described above can be found in the Company's Annual Report on Form 10-K and documents subsequently filed by SB Financial Group with the Securities and Exchange Commission.

Forward-looking statements speak only as of the date on which they are made, and SB Financial Group undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made except as required by law. All subsequent written and oral forward-looking statements attributable to SB Financial Group or any person acting on its behalf are qualified by these cautionary statements.

Vision: Become a Top Quartile Independent Financial Services Company

- Strategy and team in place to drive:
  - ROAA expansion
  - Further diversification of revenue stream
  - Growth within existing markets
  - Further improvement in asset quality

- NASDAQ: SBFG
  - $633 million in assets
  - $39 million market cap
    - 4.87 million shares outstanding

Serving Northwestern Ohio and Linked Markets


OHIO

What is “Top Quartile” Performance

	SBFG YTD 9/30/13	Peer Group Top Quartile*	Peer Group Median*	SBFG 2012	SBFG 2011
Return On Assets	0.83	0.94	0.74	0.75	0.26
Net Interest Margin	3.81	3.90	3.59	3.76	3.81
Non-interest Income/Avg. Assets	2.33	1.12	0.78	2.30	1.83
Efficiency Ratio	72.73	66.07	71.15	74.41	82.38
Non-Interest Expense/Avg. Assets	4.27	2.70	3.00	4.33	4.49
NPAs/Assets	1.38	1.45	2.28	1.40	1.60
Tangible Common Equity	6.18	10.32	8.83	5.70	4.85
Risk-Based Capital Ratio	13.19	18.41	16.16	12.17	11.35

* Peer group consists of SNL 3Q2013 data for 69 publicly traded bank holding companies in the U.S. on a major exchange with assets between $500 million and $1 billion.

SBFG's Foundation

- Based in Defiance, Ohio
- Operating through:
  - 17 banking centers in seven Ohio counties
  - One banking center in Indiana
  - Three loan production offices: two in Columbus, Ohio, and one in Angola, Indiana
- Offering a full range of financial services for consumers and small businesses, including:
  - Full-service retail and commercial banking
  - Mortgage banking
  - Wealth management
  - Item processing services

sb financial group

Distinguishing SBFG

- Providing consistent first-class customer experiences
- Broader product offering than typical bank with less than $1 billion in assets
- High-level business leaders:
  - On the ground in our large markets
  - "Owning" their business (not product-driven, but customer-driven)

SBFG's Strategic Path

- Strengthen penetration in all markets served
  - Low market share in higher growth markets
- Expand product service utilization by new and existing customers
  - Household share of wallet
- Increase profitability through ongoing diversification of revenue streams
  - Fee income a significant share of revenue
- Deliver gains in operational excellence
  - Revenue infrastructure primed for growth
- Sustain asset quality
  - Consistent top quartile performer

sb financialgroup

Serving Northwestern Ohio and Linked Markets


State Bank Retail Locations
Loan Production Offices
MICHIGAN
Angola
INDIANA
Fort Wayne
OHIO

- Northwestern Ohio markets recovering from economic downturn
  - Median home price in Ohio in Q2 2013 was $113,730 vs. U.S. median of $180,176
- Market share
  - Rural – high
  - Urban – low
- Low-cost rural deposit base offers advantage in urban market lending
- Relationship banking critical to our success

sb financial group

Strengthen Penetration in Markets Served

- Columbus
  - Retail expansion process progressing
  - Significant number of mortgage households with limited relationships
- Toledo
  - Fully staffed with commercial lending, wealth management and retail locations
- Defiance
  - Enhance and maintain our high deposit and commercial lending market share

Expand Product Service Utilization by New and Existing Customers

- 32% of our households use three or more services
- 87% of our staff has made a referral to another business line
- Branded credit card product premiered May 2013
- Relationship rewards depository products to premier in Q1 2014

Increase Profitability Through Ongoing Diversification

- Fee income as a percentage of total revenue exceeds 40%
- Significant capacity exists to expand relationships with little additional cost
- New assets under management average 81 bps in fee income

2012 Fee Income
$14.9 million



Other
5.3%
Mortgage
Banking
43.2%
Service
Fees
17.7%
Wealth
Management
16.9%
Item
Processing
16.9%

Achieve Operational Excellence

- Top-line growth to drive upside in above-peer group efficiency ratio
- Potential to refinance high-cost Trust Preferred debt
- Management committed to consumer technology
  - Mobiliti® app
  - Remote Deposit Capture

Sustain Asset Quality

- SBFG's asset quality now solidly top quartile
  - Loan loss provision has outpaced charge-offs for the last eight quarters
- Three relationships comprise 42% of total non-performing balance



NPAs / Assets
Percentage
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
3.03
2.68
2.77
2.28
2.07
1.60
1.40
1.38
2010
2011
2012
2013 YTD
NPAs/Assets
Peer Group Median (3Q13)

sb financial group

Diverse Balance Sheet

Portfolio Balance 9/30/13
$475.2 million



Consumer
10.1%
Commercial
17.2%
Residential
Real Estate
20.3%
Agriculture
8.3%
Commercial
Real Estate
44.1%

- Diversification of balance sheet an important risk mitigator
- SBFG reliance on commercial real estate below median peer level of 47.5%

Business Strategy Offers Additional Advantages



ROAA
Percentage
1.20
1.00
0.80
0.60
0.40
0.20
0.00
0.72
0.94
0.97
0.94
0.45
0.57
0.70
0.74
0.26
0.75
0.83
2010
2011
2012
2013
YTD
ROAA
Peer Group Median (3Q2013)
Top Quartile

* 2010 SBFG earnings not comparable to peer group due to restructuring charges of SBFG subsidiary, RDSI

- Management/Board committed to growth through acquisition
- Dividends reinstated in 2013; continuous payout a management priority
- Retained earnings have improved TCE ratio 217 bps in three years

sb financialgroup

Strategy and Team Poised for Performance

- Become a top quartile independent financial services company
  - ROAA expansion
  - Further diversification of revenue stream
  - Growth within existing markets
  - Further improvement in asset quality

sb financial group

Appendix

Balance Sheet

	2013 FQ3 YTD	2012 FY	2011 FY	2010 FY	2009 FY	2008 FY
Balance Sheet ($000)						
Total Assets	633,412	638,234	628,664	660,288	673,049	657,619
Total Net Loans	470,520	462,725	441,263	429,884	462,385	448,916
Total Deposits	521,543	527,001	518,765	515,678	491,242	484,221
Total Equity	55,537	53,284	47,932	46,024	61,708	61,662
Balance Sheet Ratios/Capital (%)						
Loans/Deposits	91.12	87.93	85.31	82.91	92.13	92.96
Securities/Assets	14.27	16.18	18.49	20.76	16.17	16.25
Total Equity/Total Assets	8.77	8.35	7.62	6.97	9.17	9.38
Tang Common Equity/Tang Assets	6.18	5.70	4.85	4.01	4.96	4.66
Peer Group Tang Common Equity/Tang Assets*	8.83	8.97	8.17	7.65	6.90	7.29
Risk-based Capital Ratio	13.19	12.17	11.35	11.03	12.65	13.05
Peer Group Risk-based Capital Ratio*	16.16	16.03	15.30	14.45	13.26	13.11
Leverage Ratio (Bank, BHC Only)	8.22	7.37	6.52	6.76	8.25	9.50

* Peer group data from SNL 3Q2013 median

sb financialgroup

Profitability (%)

	2013 FQ3 YTD	2012 FY	2011 FY	2010 FY	2009 FY	2008 FY
Net Income ($000)	3,981	4,814	1,664	(15,613)	382	5,217
ROAA	0.83	0.75	0.26	(2.32)	0.06	0.91
Peer Group ROAA*	0.74	0.70	0.57	0.45	0.20	0.37
ROAE	9.78	9.57	3.54	(27.26)	0.60	8.70
ROATCE	15.52	16.28	8.74	(25.98)	2.88	15.89
Net Interest Margin	3.81	3.76	3.81	3.67	3.79	3.53
Peer Group Net Interest Margin*	3.59	3.62	3.82	3.68	3.50	3.47
Efficiency Ratio	72.73	74.41	82.38	79.38	85.14	80.69
Peer Group Efficiency Ratio*	71.15	68.08	67.37	67.44	68.86	69.11

* Peer group data from SNL 3Q2013 median

sb financial group

Asset Quality (%)

	2013 FQ3 YTD	2012 FY	2011 FY	2010 FY	2009 FY	2008 FY
NPAs/Assets	1.38	1.40	1.60	2.26	3.27	1.02
Peer Group NPAs/Assets*	2.28	2.77	2.68	3.03	2.67	1.37
NPA Excluding Restructured/Assets	1.11	1.20	1.39	2.09	3.02	1.00
NPAs & 90+ PD/Assets	1.38	1.40	1.60	2.26	3.27	1.02
NPAs/Loans & REO	1.83	1.89	2.24	3.41	4.67	1.48
NPA & Loans 90+/Tangible Common Equity + LLR	19.39	21.16	27.88	46.08	56.49	19.72
Loan Loss Reserves/Gross Loans	1.49	1.45	1.46	1.54	1.50	1.11
Reserves/NPAs	81.22	76.27	64.87	44.98	31.94	74.50
Loan Loss Provision/NCO	152.28	126.40	91.47	97.11	153.92	90.31

* Peer group data from SNL 3Q2013 median

Per Share Information ($)

	2013 FQ3 YTD	2012 FY	2011 FY	2010 FY	2009 FY	2008 FY
Common Shares Outstanding (actual)	4,869,000	4,861,779	4,861,779	4,861,779	4,861,779	4,881,452
Avg Diluted Shares (actual)	4,877,000	4,861,779	4,861,779	4,861,779	4,870,403	4,925,694
Reported: Book Value	11.41	10.96	9.86	9.47	12.69	12.63
Reported: Tangible Book Value	7.89	7.35	6.08	5.49	6.57	7.06
Common Dividends Declared per Share	0.0850	0.0000	0.0000	0.0000	0.3600	0.3400
Diluted EPS as Reported	0.82	0.99	0.34	(3.21)	0.07	1.06

* Peer group data from SNL 3Q2013 median

sb financial group

Experienced Management Team



Mark Klein – President and CEO

Mark A. Klein joined The State Bank and Trust Company on January 3, 2006, bringing with him nearly thirty years of banking industry experience. Under his leadership, State Bank has produced a management team of highly-motivated professionals with a passion for serving their customers and their communities. State Bank has become a profitable organization through effective planning and strategic changes with a goal of becoming a high-performing financial services organization. Mark was chosen by the Board of Directors as SB Financial Group, Inc.'s President and CEO, effective January 1, 2010, along with continuing his leadership and direction of The State Bank and Trust Company as its President and CEO.

Mark previously held various executive positions at a $15 billion, regional banking institution in which he gained valuable knowledge and skills in lending and management while focusing on building shareholder value. He has brought those skills to SB Financial Group, Inc. leading State Bank to a higher performance level with a focus on operational efficiency, customer service, retail and commercial banking, and improved profitability through comprehensive sales initiatives.

Mark holds a degree in Finance from The Defiance College, a Master's Degree in Business Administration (MBA) from Bowling Green State University, and certification from the Graduate School of Banking - University of Wisconsin, Madison.

Mark is very active in the community holding leadership roles in numerous community organizations, including the Defiance City School Board of Education for the past twelve years, a trustee of the Defiance City Schools Foundation and the Defiance Area Foundation as well as ProMedica's Defiance Regional Medical Foundation Board, and was appointed to the State of Ohio Banking Commission Board on May 12, 2013. He and his wife, Barbara, have two children, and live within the SB Financial Group community footprint.

Experienced Management Team



Anthony Cosentino – EVP and CFO

Anthony V. Cosentino has served as Executive Vice President of SB Financial Group, Inc. since March 2010. Mr. Cosentino is a 1983 graduate of Miami University in Oxford, Ohio with a Bachelor of Science Degree in Accounting, and received his Master of Business Administration (Finance) from The Ohio State University in 1989. Mr. Cosentino is a Certified Public Accountant.

Mr. Cosentino has worked as a Senior Financial and Accounting Officer in the banking industry for over 25 years. He most recently served as Vice President for Financial Planning and Analysis at AmTrust Financial Corporation in Cleveland, Ohio from June, 2006 until December, 2009. Prior to joining AmTrust Financial Corporation, Mr. Cosentino was Chief Financial Officer of Fifth Third Bank of Northeastern Ohio, a subsidiary of Fifth Third Bancorp, from August, 1994 to May, 2006.

Mark Klein – President and CEO
Mark.Klein@yourstatebank.com

Anthony Cosentino – EVP and CFO
Tony.Cosentino@yourstatebank.com